Exhibit 99.2Exhibit 99.2

● ● ● ● ● ● ● ● ● ● ● ● ● ●

Robust Traction & Customers Strong SaaS Business & Customer Engagement Compelling Financial Metrics Robust Traction & Customers Strong SaaS Business & Customer Engagement Compelling Financial Metrics

(1)(1)

(2) (1) (2) (1)

(1) (2)(1) (2)

Premium experience and positioning Consolidation of manual systems Accelerated lease up Recurring rekeying expenses Decelerated turnover Lockout responses Increased Rent/amenity fee upside Resident onboarding/offboarding Ancillary monetization opportunities Delivery management Future-proof system Service provider oversight Premium experience and positioning Consolidation of manual systems Accelerated lease up Recurring rekeying expenses Decelerated turnover Lockout responses Increased Rent/amenity fee upside Resident onboarding/offboarding Ancillary monetization opportunities Delivery management Future-proof system Service provider oversight

Latch has a diverse customer group ranging from the largest real estate (1) companies in the world to dedicated and passionate local owners. We're proud to enable some of the best apartment communities in the world. Latch has a diverse customer group ranging from the largest real estate (1) companies in the world to dedicated and passionate local owners. We're proud to enable some of the best apartment communities in the world.

Lifetime Value (LTV) Initial Term SW sticky. Revenues minus SW COGS (Avg. 6yr+) Customer Acquisition Cost (CAC) Sales & Marketing / Booked Unit Hardware Losses Lifetime Value (LTV) Initial Term SW sticky. Revenues minus SW COGS (Avg. 6yr+) Customer Acquisition Cost (CAC) Sales & Marketing / Booked Unit Hardware Losses

Smart Access Smart Access, Smart Access, Intercom, Smart Intercom, Smart Home + Products & Services on our Home roadmap Smart Access Smart Access, Smart Access, Intercom, Smart Intercom, Smart Home + Products & Services on our Home roadmap

● ● TSIA Public Shares 19% TSIA Sponsor Shares Existing Latch 4% Rollover Equity 64% PIPE Investor Shares 12% ● ● TSIA Public Shares 19% TSIA Sponsor Shares Existing Latch 4% Rollover Equity 64% PIPE Investor Shares 12%

● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ●

● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ● ●

Exhibit 99.2

LATCH | TISHMAN SPEYER

Disclaimer

This presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Latch, Inc. ("Latch") and TS Innovation Acquisitions Corp. ("TSIA") and related transactions (the "Proposed Business Combination") and for no other purpose.

No representations or warranties, express or implied are given in, or respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Latch, TSIA, or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Latch or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Latch and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Latch and TSIA, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Latch and the markets in which it operates, and Latch's projected future results. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the risk that the transaction, including the contemporaneous private placement of equity securities (the "PIPE investment"), may not be completed in a timely manner or at all, which may adversely affect the price of TSIA's securities, (ii) the risk that the transaction may not be completed by TSIA's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TSIA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of TSIA and Latch, the satisfaction of the minimum trust account amount following redemptions by TSIA's public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger or the termination of any PIPE investor's subscription agreement, (vi) the effect of the announcement or pendency of the transaction on Latch's business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Latch or diverts management's attention from Latch's ongoing business operations and potential difficulties in Latch employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Latch, TSIA or their respective directors or officers related to the agreement and plan of merger or the proposed transaction, (ix) the amount of the costs, fees, expenses and other charges related to the proposed transaction and PIPE investment, (x) the ability to maintain the listing of TSIA's securities on NASDAQ, (xi) the price of TSIA's securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Latch plans to operate, variations in performance across competitors, changes in laws and regulations affecting Latch's business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, including the conversion of pre-orders into binding orders, (xiii) the amount of redemption requests made by TSIA's public stockholders, (xiv) the ability of TSIA to issue equity or equity-linked securities in connection with the transaction or in the future, (xv) possible variances between the unaudited historical financial information Latch presents and its audited financial statements, when they become available and (xvi) the impact of the global COVID-19 pandemic on any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of TSIA's Registration Statement on Form S-1, the registration statement on Form S-4 and proxy statement/prospectus described below and other documents filed by TSIA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Latch and TSIA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Latch nor TSIA gives any assurance that either Latch or TSIA will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by Latch or TSIA or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It.

This document relates to the Proposed Business Combination between Latch and TSIA. TSIA intends to file a registration statement on Form S-4 relating to the Proposed Business Combination (the "Registration Statement"), which will include a proxy statement/prospectus of TSIA. The proxy statement/prospectus will be sent to all TSIA and Latch stockholders. TSIA will also file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of TSIA and Latch are urged to read the Registration Statement, the proxy statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the Proposed Business Combination.

Investors and security holders will be able to obtain free copies of the proxy statement /prospectus and all other relevant documents filed or that will be filed with the SEC by TSIA through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by TSIA may be obtained free of charge by written request to TSIA at TS Innovation Acquisitions Corp., Rockefeller Center, 45 Rockefeller Plaza, New York, New York 10111.

Disclaimer (cont.)

Participants in Solicitation.
TSIA and Latch and their respective directors and officers may be deemed to be participants in the solicitation of proxies from TSIA's stockholders in connection with the Proposed Business Combination. Information about TSIA's directors and executive officers and their ownership of TSIA's securities is set forth in TSIA's filings with the SEC, including TSIA's Registration Statement on Form S-1, which was filed with the SEC on November 5, 2020. To the extent that holdings of TSIA's securities have changed since the amounts printed in TSIA's Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the Proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Industry and Market Data.
This presentation has been prepared by Latch and TSIA and includes market data and other statistical information from sources believed by Latch and TSIA to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Latch or TSIA, which in each case are derived from its review of internal sources as well as the independent sources described above. Although Latch and TSIA believe these sources are reliable, Latch and TSIA have not independently verified the information and cannot guarantee its accuracy and completeness.

Financial Information; Non-GAAP Financial Measures.
The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in the Registration Statement to be filed by TSIA with the SEC and the proxy statement/prospectus contained therein. Certain of the historical financial information and data contained in this Presentation is preliminary financial information only and is based solely upon information available to Latch as of the date hereof. Such information is subject to change and such changes may be material. Such information has not been subject to adjustment for normal period-end items as well as for other adjustments that may be required when quarterly or annual information is reported. The adjustments could be material and you should not place undue reliance on this information. In addition, Latch's auditors have not completed their audit procedures with respect to such financial information, nor have they expressed any opinion or other form of assurance with respect to financial information presented in this presentation or its achievability. Some of the financial information and data contained in this Presentation, such as EBITDA, adjusted EBITDA, free cash flow, booked revenue, and booked ARR has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Latch and TSIA believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Latch's financial condition and results of operations. Latch's management uses these non-GAAP measure for trend analyses and for budgeting and planning purposes.

Latch and TSIA believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in comparing Latch's financial condition and results of operations with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of EBITDA, adjusted EBITDA, and free cash flow is that they exclude significant expenses and income that are required by GAAP to be recorded in Latch's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded and included in determining these non-GAAP financial measures. The definitions of booked revenue and booked ARR can be found on slides 14 and 24, respectively, of this Presentation. Booked revenue and booked ARR presented herein may differ materially from actual revenue and other comparable GAAP measures.Booked revenue and booked ARR presented herein may differ materially from actual revenue and other comparable GAAP measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Latch's audited financial statements, which will be included in the Registration Statement. A reconciliation of non-GAAP financial measures in this Presentation to the most directly comparable GAAP financial measures is not included, because, without unreasonable effort, Latch is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these non-GAAP financial measures.

No Offer or Solicitation.
This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

Use of Projections.
This Presentation contains projected financial information with respect to Latch and TSIA. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts are achieved.

Trademarks.
This Presentation contains trademarks, service marks, trade names and copyrights of TSIA, Latch and other companies, which are the property of their respective owners.

Latch - A Unique and Compelling Opportunity.

Latch



Luke Schoenfelder
CEO & Cofounder



Garth Mitchell
CFO

TS Innovation Acquisitions Corp.



Robert Speyer
CEO & Chairman



Paul Galiano
COO, CFO & Director



Jenny Wong
CIO & Director

Transaction Highlights

Transaction Structure

- TS Innovation Acquisitions Corp. (TSIA) is a publicly listed special purpose acquisition company with $300M in cash in trust.
- TSIA is to merge with Latch to form a well-capitalized public company.
- Raising $190M of PIPE capital in parallel with the merger transaction.

Valuation

- $1B pre-transaction equity value with strong balance sheet.

Capital Structure

- Pre-transaction, Latch is already fully-funded to achieve a positive self sustaining cash flow profile in multi-family and institutional single-family rental.
- Post-transaction, ~$510M on balance sheet[1][2] enables significant optionality to enhance growth, profitability and geographic and end-market expansion.

Pro Forma Ownership

- 64% existing shareholders; 23% SPAC and founder shares; 12% PIPE investors[1][3].

TSIA identified Latch as a unique and compelling opportunity in the large and fast-growing smart building market – Latch is a disruptive and differentiated smart enterprise technology provider with strong recurring software revenues.

(1) Assumes no redemptions and $40M in estimated transaction expenses. (2) Pro forma cash balance calculated as Latch's estimated cash balance of $60M as of 4Q20 plus net transaction proceeds of $450M. (3) Does not add up to 100% due to rounding. Assumes 6.75M founder shares at $10.00. Incremental 0.75M additional founder shares subject to $14.00 earnout. Excludes 7.5M founder warrants, which have a strike price of $11.50.

Tishman Speyer - a Global Leader in Real Estate.

Tishman Speyer is a leading global real estate company at the forefront of driving technological innovation across its diverse global portfolio of residential, office, life sciences and mixed use properties.

$56.8 billion global assets[1]

80 million square feet[2]

1,200+[3] Employees Across a Vertically Integrated Organization

Acquisitions & Development	Equity & Debt Capital Markets
Asset Management	Leasing
Global Customer Outreach	Portfolio Management
Design & Construction	Property Management


Mission Rock
San Francisco
Rockefeller Center
New York
The Brickyard
Los Angeles
200 Park Avenue
New York
Paris Bourse
Paris
Sony Center
Berlin
Ventura Corporate Towers
Rio de Janeiro
WaveRock
Hyderabad
Crystal Plaza
Shanghai

(1) Gross market value, includes assets where Tishman Speyer provides property management services as of 9/30/20 (2) Includes assets where Tishman Speyer provides property management services, excludes undeveloped land as of 9/30/20 (3) Tishman Speyer non-union employee count as of 9/30/20

TSIA – Harnessing Technology in a Changing Real Estate Landscape.

Technology Driving Change in Real Estate
With rapid changes in technology, customers are looking for more from the buildings they live, work, and play in. Needs are shifting, and TSIA believes companies led by strong management teams who act swiftly to meet those needs will be rewarded.

Sector Is Modernizing Rapidly
Real estate is the largest asset class in the world[1], and the pace of innovation continues to accelerate.

Early Winners Gaining Momentum
As new technologies reach scale, continue to expand their offerings and increasingly drive market share and depth of customer relationships, technology companies targeting real estate are well-positioned to be next-generation platforms for the built environment.

Companies at an Inflection Point
As Proptech companies gain scale, early movers are increasingly ready for the support of public markets investors.

Leverage Tishman Speyer's Platform
TSIA harnesses Tishman Speyer's global real estate platform to drive synergies, with a vertically integrated real estate business and on-the-ground teams across its global regions.


Tishman Speyer's Pier 4 – Boston
Enabled by Latch M Series & R Series

(1) Savills Research

Latch – A Perfect Match for TSIA.

Tishman Speyer is a long-time Latch customer and investor

Proven Product & Strong Management Team
Tishman Speyer is a Latch customer and investor, and has long believed in the best-in-class, differentiated product and team. Tishman Speyer believes in Latch's vision to create a more seamless, highly customer-oriented residential experience – and have watched them not only develop the strategy, but execute on these goals over the past years.

Accelerating Revenue Growth and Differentiated Business Model
Latch has achieved strong y-o-y growth in customer bookings, retention, and net dollar retention as they have expanded and deepened their customer relationships. Their strong performance as a software product creates a differentiated and high quality mix of both bookings and revenues.

Early Wins, and Expanding TAM
The residential rental access market is enormous (47M+ in the US alone), with enormous untapped market potential across new geographies and asset classes such as commercial real estate access, as Latch scales.

Company Inflection Point
Latch has reached a critical inflection point, and its sales cycle provides strong line of sight to projected bookings and deliveries. They are ready for a strong entrance into the public markets, with potential upside through future growth.

Synergies Across Tishman Speyer Platform
With a global portfolio across many asset classes (residential, commercial office, mixed use, life science, and other sectors), Tishman Speyer is well positioned to deliver synergies to Latch in their further growth and product expansion whether it be to help Latch enter new geographies like Europe, or new asset classes like commercial office.

LATCH

\+

TISHMAN SPEYER

Source: TSIA Internal Strategy

Strategic Partnership With A Global Real Estate Platform To Support Growth.

The proposed merger will provide the growth capital for Latch to accelerate product and market expansion and further accelerate bookings, with Tishman Speyer as a strategic partner.

TSIA is excited to be a partner for Latch as it further scales into new markets and new asset classes.



Tishman Speyer's Crossing, Washington DC
Enabled by Latch M Series & R Series

Source: TSIA Internal Strategy

LATCH

The Latch team has been dedicated to our mission since 2014.



Luke Schoenfelder
CEO & Cofounder



Brian Jones
CTO & Cofounder



Thomas Meyerhoffer
CDO & Cofounder



Dhruva Rajendra
CPO & Cofounder



Ali Hussain
COO

BCG



Garth Mitchell
CFO

LAZARD



Euan Abraham
SVP Engineering

GoPro



Orla Lucey
SVP Supply Chain

august



David Austin
SVP Product Partnerships

pch



Peter Weiss
SVP Real Estate

ACKMAN ZIFF

BOSE · nanit · BBC · GoPro · Microsoft · amazon · Critical Mass · BCG · TIFFANY & Co. · Bloomberg · Smart Design · mapbox · Google · fuseproject · CAPITAL PROPERTIES · pwc · intel · UBS · citi · august · LATHAM & WATKINS LLP · PRINCETON CONSULTANTS · CREDIT SUISSE · LOCKHEED MARTIN · LUTRON · T2 · dormakaba · MoMA · UBE · SONOS · KPMG

Latch makes spaces better places to live, work, and visit.



Building owners purchase LatchOS SaaS modules and compatible devices that encompass the important capabilities at their building.



Smart Access

Latch's smart access platform includes complete resident, staff, and construction access management with Latch R, M, and C devices.



Delivery & Guest Management

Latch capabilities include guest and delivery access sharing, Latch Intercom, Latch Camera, and Latch Delivery Assistant.



Smart Home & Sensors

Latch's enterprise device management capabilities enable thermostat, lighting, leak detector and other sensor integrations, monitoring, and controls.



Connectivity

Latch Intercom and Latch Hub's cellular connectivity bring internet access to new and existing building infrastructure.



Resident Experience

Latch's mobile interfaces enable resident onboarding, a streamlined move-in experience that includes product upselling, and community management.

$7 - $12 **per apartment/per month**(1) is the current range for Smart Access, Smart Home and Guest Management, 6+ year average contract term(2).

Source: (1) 2021 Latch Internal MSP Pricing -includes current products and services as of Q1 2021 and does not include connectivity and resident experience offering (2) Q1 2019 to Q4 2020 cumulative weighted average on Booked Units;

This full-building enterprise SaaS platform, LatchOS, creates a unique foundation for growth.

- Rapidly growing **recurring enterprise software** revenue model
- Highly **sticky customer relationships** with building owners and residents (no customer churn to date[1])
- **Long-term pre-paid enterprise software agreements** with high switching cost
- Visibility to sustained **Average Revenue per Home Unit (ARPHU) expansion** with new and existing customers
- Extensive opportunities to **sell deeper into existing customer portfolios**
- **Capital efficient customer acquisition** and clear upsell opportunities
- Opportunity for **disruptive consumer SaaS/internet businesses** on top of enterprise channel


Tishman Speyer's 11 Hoyt – Brooklyn
Enabled by Latch M Series & R Series

Source: Latch Internal Data

These are Latch's key metrics at a glance.

$167M
Booked Revenue[4] in 2020E

$96M
Booked Software Revenue[4] in 2020E


($ million)
Software
Hardware
546%
+413%
$29
$15
$14
2018
$111
$70
$41
2019
$167
$96
$71
2020

303,847
Cumulative Booked Home Units as of 2020E[5]


+581%
44,617
2018
144,687
2019
303,847
2020

Robust Traction & Customers

1 in 10 New multi-family apartments in the U.S. built with Latch devices as of 2019.

7 in 10 of the National Multifamily Housing Council largest developers as customers.

Strong SaaS Business & Customer Engagement

4.6x per day Latch residents use the app.

58%[1] Software Revenue of Booked Revenue[4].

97%[2] of customers prepay full software agreement (6+[2] year avg contract length).

Compelling Financial Metrics

6.8x[2] LTV/CAC.

154%[3] Net Booked Revenue Expansion.

Source: Latch Internal Data, Latch 2018-2020 Financials; (1) FY 2020; (2) Q1 2019 to Q4 2020 cumulative weighted average on Booked Units; (3) Q4'20 y/y; (4) Booked Revenue includes revenue associated with signed LOIs to purchase SW or HW (excluding wholesale) that will deliver within the next 24 months; (5) Booked Home Units includes the number of home units (excluding wholesale) under signed LOI to purchase SW and HW that will deliver within 24 months.

Latch's opportunity is supported by four pillars.

1. The market for an apartment building operating system is massive.
2. Latch is defining the full building operating system category.
3. Latch has compelling customer traction and unit economics.
4. Latch has significant white space for rapid growth.

47 million[1] rental homes in the United States are available to be transformed with plenty of expansion opportunities ahead. Latch is currently only scratching the surface with **less than 1%[2] of the multifamily market today.**

32m(1)

Multi-family Apartment Units



15m(1)

Single Family Rental Units



(1) Estimates from a global consulting firm for 2020 actuals (2) Based on internal Latch data

~$54B/annually

U.S. residential rental owners and operators alone represent a **~$54B annual market.** The 93M apartments in Europe add an incremental ~**$90B annual market** opportunity.



Smart Access

Enterprise Smart access platform includes the Latch M, C, R Series



Delivery & Guest Management

Guest access Sharing, Intercom, Package Solution, Video Management System, and Cameras



Smart Home & Sensors

Thermostat, lighting, leak detector and other sensor integrations and enterprise device management capabilities



Connectivity

Latch Intercom and Latch Hub's cellular connectivity bring internet access to buildings



Resident Experience

Community Management, Resident Onboarding, Internet, Insurance, etc.

Source: Estimations from a global consulting firm and internal Latch data. Note: TAM only includes products in current financial model

Latch's full building operating system enables spaces across all of North America.

Latch products are installed in 35+ states[1], from affordable housing in Baltimore, to historic buildings in Manhattan, to luxury towers in the Midwest.










(1) Latch Product Internal Data as of the end FY20 close

Customers choose their LatchOS modules and devices from the Latch ecosystem.

To get started with Latch, building owners pick the LatchOS modules for each of their apartments and then choose the devices that they want to install as part of their building infrastructure.

LatchOS Subscription

6+ year average software contract.[1]

+

Devices

One-time hardware paid upfront.

Latch Product Universe[2]


Services
Package Room
Service Orders
Comms
Payments
Latch Services
Works with LATCH
Software
Latch Software
YARDI
Works with LATCH
Devices
Latch Hardware
LEVITON
JASCO
Honeywell
Google Nest
ecobee
Works with LATCH

(1) Latch internal data (2) Includes launched and upcoming products and services on the near term roadmap.

Latch's products enable it to be the trusted technology partner for modern buildings.

Traditional Vendors

Complex Sale
8+ Vendors.

Complex Billing
Multiple Contracts.

Fragmented Management
Multiple Interfaces for Property Managers.

Fragmented Resident Experience
Multiple Interfaces for Residents.

Patchwork of Devices
Different standards and interfaces create technology silos.

vs.

LATCH OS

Smart Access
- Access
- Integrations (Yardi, UPS, FedEx, ...)

Base Building
- Intercom
- Cameras
- Video Management Software
- Package Management

Smart Home
- Enterprise device management
- Smart home experience

Resident Experience
- Resident Portal
- Internet Connectivity
- Resident Services

Simple Sale
One single Vendor.

Straightforward Billing
One Contract.

Unified Management
One Interface for Property Managers.

Great Resident Experience
One single interface for key resident facing interactions[1].

Devices work better together
Curated set of partner devices and LatchOS seamlessly integrate[2].

Source: Internal Product Marketing and Latch Strategy. (1)-(2) Includes launched and upcoming products and services on the near term roadmap.

Real estate owners buy LatchOS because of the focus on the things that matter, increasing revenue and reducing expenses.


PACKAGE ROOM

$$ Increasing revenue.

Up to **$200-500** per apt per year[1]

- Premium experience and positioning
- Accelerated lease up
- Decelerated turnover
- Increased Rent/amenity fee upside
- Ancillary monetization opportunities
- Future-proof system

$$ Reducing expenses.

Up to **$100-300** per apt per year[1]

- Consolidation of manual systems
- Recurring rekeying expenses
- Lockout responses
- Resident onboarding/offboarding
- Delivery management
- Service provider oversight

(1) Source: Latch estimates. Depends on average rent, future upsells, and on-site staff

Building owners add all their residents to Latch, who become highly engaged Latch users.

The average resident interacts with our app
4.6x a day (1).


Hold near to unlock.
My doors.
Ashley C.
Thermostat.
72°
104 at 8402 Lakeview Dr.
Unlock
Hi Tim,
Policy details
$22.99
Jones Wi-Fi
750
950

Unlocking | Access Sharing | Smart Home | Intercom | Services | Insurance | Internet

Near term roadmap(2)

Source: Internal Company Analytics data (1) Based on 2020 YTD average usage data (2) Planned roadmap items - not launched for customers today.

Latch works with real estate developers - large and small.

Latch has a diverse customer group ranging from the largest real estate companies in the world[1] to dedicated and passionate local owners. We're proud to enable some of the best apartment communities in the world.

Akelius

ALLIANCE RESIDENTIAL COMPANY

AMLI RESIDENTIAL

Brookfield

common

core

FAIRFIELD RESIDENTIAL

Garden Communities

GOLUB CAPITAL

MRPIREALTY

MORGAN COMMUNITIES

PRM

PROMETHEUS

Toll Brothers

TISHMAN SPEYER










(1) Based on Latch internal customer list and 2019 FactSet Research

Latch talks to customers early in their construction or renovation process, establishing Latch as the technology consultant for the building.

This not only enables us to upsell and provide more value for the customer, it also creates high revenue visibility.


3 Months
6-18 Months(1)
1-3 Months
Illustrative timeline
Sales lead received.
LOI signed, sale booked.
Hardware and Software
Hardware PO issued.
Latch gets paid for hardware.
Customer pays for Software.
~97%(2) Software contracts are prepaid
6yr+ avg contract length(2)

(1) Avg. LOI to PO timeline varies between Retrofit and New Construction and is currently at ~13mo (2) Source: Latch internal data

Latch has never churned a customer and continues to grow revenue with current customers.

We've experienced zero customer churn[1] since launching in summer 2017, and our direct sales model enables high repeat customer bookings, larger deal sizes and upselling activity. We were able to grow the booked ARR[2] from the same customers ending Q4 2019 by 54% until Q4 2020.



100%[3]

Gross Revenue Retention

154%[4]

Net Booked Revenue Expansion

y/y change as of 4Q20.

Source: Latch internal data (1) Zero churn of active customers, active being defined as customers who have been delivered units (2) Booked ARR reflects value of annual recurring revenue from Latch software subscriptions that are under a signed LOI and will deliver within 24 months (3) Gross revenue retention is based on delivered ARR (4) Net booked revenue expansion is based on booked ARR

Latch has strong enterprise SaaS unit economics with 6.8x LTV / CAC.

Our recurring enterprise software solution is highly profitable and sticky. Even if we include hardware losses - which we view as an investment cost to acquire these sticky software contracts - we have an attractive LTV / CAC of 4.0x.

Due to investments in R&D and supply chain, we expect HW losses to turn into profits with our next generation devices. This will drive further LTV / CAC expansion by significantly reducing our CAC when including hardware losses.


6.8x
LTV / CAC
4.0x
LTV / CAC
with hardware losses
Lifetime Value (LTV)
Initial Term SW Revenues minus SW COGS (Avg. 6yr+)
Customer Acquisition Cost (CAC)
Sales & Marketing / Booked Unit
Hardware Losses

Latch cash unit economics are positive on Day 1.

97% of our customers prepay their full 6yr+ software contract value upfront on Day 1.

This creates highly attractive upfront profitability and cash efficiencies, even with the current generation hardware and gives us significant flexibility to price our hardware to accelerate market share gains.

Upfront Unit Economics

(based on current generation hardware)

97% of customers prepay their full software contract value.

6yr+ average software contract term.


Upfront Software Cash Revenue
Software COGS
Hardware Losses

Rapid adoption of new products validates Latch's product expansion strategy.

44%[1] of our 4Q20 Booked Home Units were sold with Intercom or Smart Home LatchOS software subscription modules after having just started selling these new modules in May. Those LatchOS modules increase Average Revenue per Home Unit (ARPHU) by ~30%[2] each.


44%
4Q20
30%
ARPHU increase
Percentage of Booked Home Units sold with Intercom or Smart Home LatchOS software modules
Increase in Average Revenue per Home Unit (ARPHU)

(1) Q4FY20 Latch Internal Financials (2) Latch 2020 Financials

Latch has visibility to 150% growth in ARPHU with new products on the roadmap.

From our starting point in smart access we are on track to increase our ARPHU by 57% with our extended product suite of Smart Access, Intercom and Smart Home LatchOS modules. With additional products that are on our near-term roadmap and product launches in 2021 we have the potential to add another 73% ARPHU expansion to take us to >150% growth overall.

Per Unit/month Gross Average Revenue Per Home Unit (ARPHU)


>150%
+57%
+73%
Smart Access
Smart Access, Intercom, Smart Home
Smart Access, Intercom, Smart Home + Products & Services on our roadmap

Latch has four key growth drivers in the North American rental home market.



Grow Homes on LatchOS Platform

1. Driving bookings with new customers.
2. Expanding within existing customer portfolios.



Expansion of ARPHU

3. Launching new LatchOS modules to drive additional recurring revenue.
4. Capturing resident services spending through the Latch app.

Source: Latch internal strategy.

Beyond the North American core market, Latch has the opportunity to accelerate a European expansion with TSIA.

We can address another **93M**[1] apartments through an expansion into European markets - representing **$90B+**[2] in annual TAM.

Our strategy is to start with a focused approach on the **23.5M**[3] apartments in Germany, **9.9M**[4] apartments in France, and the **4.2M**[5] apartments in the United Kingdom - leveraging our partnership with Tishman Speyer and their assets in those markets.








(1), (3), (4), (5) Third-party reported data from large consultancy group
(2) Estimations from a global consulting firm and Latch internal data

Latch sees the opportunity to grow into new verticals starting by bringing the LatchOS experience to commercial office.

Our smart access system is able to serve all doors in a building – from garage to unit entrance – and could solve a lot of the key access problems in large office buildings.

Partnering with just our existing and adjacent customers, we believe we could make a compelling move into commercial office. With the largest return to office in history anticipated in 2021, new infrastructure is top of mind and Latch products are designed for expansion.







Source: Latch internal strategy and TSIA partnership.

We're just getting started.

As a product company, Latch will always deliver new products, features, and innovations for our customers and stakeholders, adapting to the market of today and tomorrow.

Detailed Transaction Overview

Proposed transaction terms

- **$450M** net cash proceeds inclusive of PIPE proceeds and transaction expenses[1]
- **$190M** of PIPE commitments before transaction announcement

Pro forma ownership @ $10.00 per share[4]



TSIA Public Shares
19%
TSIA Sponsor Shares
4%
PIPE Investor Shares
12%
Existing Latch Rollover Equity
64%

Pro Forma Valuation	
Latch Share Price	$10
Pro Forma Shares Outstanding (M)	155.8[1][2]
Equity Value ($M)	**$1,558**
(-) Assumed Pro Forma Cash ($M)	(510)[1][3]
(+) Assumed Pro Forma Debt ($M)	5[3]
Enterprise Value ($M)	**$1,053**

Sources	
Latch Rollover Equity	$1,000
TSIA Cash Held in Trust	300[1]
PIPE Investment	190
Total Sources	**$1,490**

Uses	
Equity Consideration to Existing Investors	$1,000
Cash to Balance Sheet	450[1]
Estimated Transaction Expenses	40
Total Uses	**$1,490**

(1) Assumes no redemptions and $40M in estimated transaction expenses. (2) Assumes 6.75M founder shares at $10.00. Incremental 0.75M additional founder shares subject to $14.00 earnout. Excludes 5.3M founder warrants, which have a strike price of $11.50. (3) Pro forma cash balance calculated as Latch's estimated cash balance of $60M as of 4Q20 plus net transaction proceeds of $450M. Pro forma debt includes credit facility balance of $5M as of 4Q20. (4) Does not sum to 100% due to rounding.

Financial Summary

We have built an innovative enterprise technology company with significant tailwinds for sustained high growth and profitability.

($ in millions)	2020E	2021E	2022E	2023E	2024E	2025E
Booked Hardware Revenue	$71	$148	$308	$426	$542	$626
Booked Software Revenue	$96	$160	$380	$613	$887	$1,154
Total Booked Revenue	**$167**	**$308**	**$688**	**$1,039**	**$1,429**	**$1,780**
YoY Growth (%)	*49%*	*84%*	*123%*	*51%*	*38%*	*25%*
Cumulative Booked Home Units (000s)	**304**	**536**	**1,018**	**1,715**	**2,634**	**3,711**
Booked ARR	**$31**	**$61**	**$134**	**$252**	**$423**	**$644**
Net Hardware Revenue	$14	$38	$138	$268	$380	$465
Net Software Revenue	$4	$11	$35	$100	$220	$412
Net Revenue[1]	**$18**	**$49**	**$173**	**$368**	**$600**	**$877**
YoY Growth (%)	*21%*	*165%*	*252%*	*112%*	*63%*	*46%*
Hardware Cost of Goods Sold	$20	$36	$118	$223	$312	$384
Software Cost of Goods Sold	$0	$1	$3	$11	$36	$91
Cost of Goods Sold	**$20**	**$37**	**$120**	**$234**	**$348**	**$474**
% of Net Revenue	*112%*	*74%*	*69%*	*64%*	*58%*	*54%*
EBITDA	**$(61)**	**$(88)**	**$(112)**	**$(67)**	**$3**	**$104**
% Margin	*NM*	*NM*	*NM*	*NM*	*1%*	*12%*
Free Cash Flow[2]	**$(59)**	**$(76)**	**$(59)**	**$63**	**$168**	**$249**

Expected 65% 5-year CAGR driven by new customer growth, upselling to existing customers, and expansion into new verticals and geographies. Revenue per home unit driven by new product adoption by new and existing customers.

Further market penetration in North America and expansion to Europe expected to drive 2022-2025 growth, while still less than 3% penetrated in the North America and Europe rental homes market at the end of 2025.

Expected unit level profitability improvements driven by next generation access products, scale efficiencies in sourcing and manufacturing, and increased percentage of per home unit revenues from higher margin software products and services.

EBITDA margin improvements expected from efficiency gains on fixed costs and variable operating costs. EBITDA profitability expected by 2025 while maintaining annual net revenue growth >45%. Favorable net working capital cycle expected to lead to positive Free Cash Flow in 2023 due to sustainable end market procurement preferences.

Source: Latch 2020 End of Year Financials and 2021-2025 Financial Projections (1) Net revenue is net of HW and SW discounts (2) FCF is cash flow from operations and cash flow from investing

Annual Historical Financial Results[1]

($ in millions)	2018A	2019A
Booked Hardware Revenue	$14	$41
Booked Software Revenue	$15	$70
Total Booked Revenue	**$29**	**$111**
YoY Growth (%)		*285%*
Cumulative Booked Home Units (000s)	**45**	**145**
Booked ARR	**$4**	**$14**
Net Hardware Revenue	$4	$14
Net Software Revenue	$0	$1
Net Revenue[2]	**$4**	**$15**
YoY Growth (%)		*237%*
Hardware Cost of Goods Sold	$6	$17
Software Cost of Goods Sold	$0	$0
Cost of Goods Sold	**$6**	**$17**
% of Net Revenue	*143%*	*116%*
EBITDA	**$(25)**	**$(50)**
% Margin	*NM*	*NM*
Free Cash Flow[3]	**$(23)**	**$(51)**

Booked Revenue is a critical measure of sales volume and velocity, and represents signed deals set to deliver within a 24-month period. Booked Revenue per Latch sales rep increased 55% between 2018 and 2019, helping drive 213% growth in Booked Home Units.

Booked Software Revenue grew from growth in Cumulative Booked Home Units and average software contract length. Booked hardware revenue in 2018 and 2019 includes sales from Latch's first generation of devices.

Breakeven to negative hardware margins reflect high quality differentiated engineering priced to help drive deployments of higher margin software revenues.

~40% of OPEX in 2019 was invested in Research and Development to improve product differentiation and support development of 2020 and 2021 new product releases.

Source: Latch 2018 and 2019 Financials (1) Unaudited results (2) Net revenue is net of HW and SW discounts (3) FCF is cash flow from operations and cash flow from investing

Making spaces better places to live, work, and visit presents many opportunities for our growth in the years to come.

- Delivering Differentiated Value for Customers
- Growing within Customer's Portfolio
- Adding new Customers
- Moving into new Product Categories
- Expanding ARPHU
- Expanding into new Geographies
- Expanding into new Vertical and End Markets



Source: Latch Internal Strategy

Appendix

Preliminary Non-GAAP Reconciliations

($ in millions)	2018A	2019A
Net loss	($25)	($50)
Depreciation and Amortization	0	1
Interest Expense (Income)	0	0
Income tax provision (benefit)	0	0
EBITDA	($25)	($50)
Adjustments:		
Loss on Extinguishment of Debt	$1	$1
Loss (Gain) on FX	0	0
Loss (Gain) on FV of Derivative	0	0
Restructuring costs	0	0
Transaction-related costs	0	0
Litigation costs	0	0
Stock-based Compensation	1	4
Adjusted EBITDA	($24)	($45)

Risks Related to Latch's Business and Industry

- We are an early-stage company with a history of losses. We have not been profitable historically and may not achieve or maintain profitability in the future.
- Our operating results and financial condition may fluctuate from period to period.
- Our rapid growth and the quickly changing markets in which we operate make it difficult to evaluate our current business and future prospects, which may increase the risk of investing in our stock.
- Growth may place significant demands on our management and our infrastructure. If we are unable to hire, retain, manage and motivate our employees, we may not be able to grow effectively and our business, results of operations and financial condition could be adversely affected.
- Our future operating results will rely in part upon the successful execution of our strategic partnerships, which may not be successful. If these companies choose not to partner with us, our business, results of operations and financial condition could be adversely affected.
- If our security controls are breached or unauthorized or inadvertent access to customer information or other data or to control or view systems are otherwise obtained, our products, software or services may be perceived as insecure, our business may be harmed, and we may incur significant liabilities.
- Our new integrated direct selling and deployment strategy may subject us to additional risks.
- We may be unable to attract new customers and maintain customer satisfaction with current customers, which could have an adverse effect on our business and rate of growth.
- We rely on certain third-party providers of licensed software and services that are important to the operations of our business.
- We rely on our channel partner network to acquire additional LatchOS subscribers and the inability of our channel partners to attract, retain, support, or cover installations, or the loss of key channel partners, could adversely affect our operating results.
- Potential customer turnover in the future, or costs we incur to retain and upsell our customers, could materially and adversely affect our financial performance.
- If we are unable to develop new solutions, adapt to technological change, sell our software, products and services into new markets or further penetrate our existing markets, our revenue may not grow as expected.
- We operate in the emerging and evolving smart building technology market, which may develop more slowly or differently than we expect. If the smart building technology market does not grow as we expect, or if we cannot expand our platforms and solutions to meet the demands of this market, our revenue may decline, fail to grow or fail to grow at an accelerated rate, and we may incur operating losses.
- We are in the process of expanding our international operations, which exposes us to significant risks.
- The markets in which we participate could become competitive and many companies, including large technology companies, point solution providers such as traditional lock companies, and other managed service providers, may target the markets in which we do business, including the smart building technology market. If we are unable to compete effectively with these potential competitors, our sales and profitability could be adversely affected.
- The requirements of being a public company may strain our resources, divert management's attention and affect our ability to attract and retain executive management and qualified board members.
- As a private company, we have not been required to document and test our internal controls over financial reporting nor has our management been required to certify the effectiveness of our internal controls and our auditors have not been required to opine on the effectiveness of our internal control over financial reporting. Failure to maintain adequate financial, information technology and management processes and controls could result in material weaknesses which could lead to errors in our financial reporting, which could adversely affect our business.
- We may expand through acquisitions of, or investments in, other companies, each of which may divert our management's attention, result in additional dilution to our stockholders, increase expenses, disrupt our operations and harm our results of operations.
- Customers may choose to adopt point products that provide control of discrete functions rather than adopting our integrated LatchOS platform. If we are unable to increase market awareness of the benefits of our unified solutions, our revenue may not continue to grow, or it may decline.
- Changes in effective tax rates, or adverse outcomes resulting from examination of our income or other tax returns, could adversely affect our results of operations and financial condition.

Risks Related to Latch's Business and Industry (cont.)

- We may be unable to use some or all of our net operating loss carryforwards, which could materially and adversely affect our reported financial condition and results of operations.
- We may require additional capital to pursue our business objectives and to respond to business opportunities, challenges or unforeseen circumstances. If capital is not available to us, our business, results of operations, and financial condition may be adversely affected.
- If we are unable to acquire necessary intellectual property or adequately protect our intellectual property, we could be competitively disadvantaged.
- Accusations of infringement of third-party intellectual property rights could materially and adversely affect our business.
- Our products and services may be affected from time to time by design and manufacturing defects that could adversely affect our business and result in harm to our reputation.
- Our new software, services, and products may not be successful.
- If we fail to continue to develop our brand or our reputation is harmed, our business may suffer.
- Our applications run on mobile operating systems, networks, and devices that we do not control.
- Potential problems with our information systems, the third-party systems, and infrastructure that we rely on could interfere with our business and operations.
- We collect, store, process, and use personal information and other customer data, which subjects us to legal obligations and laws and regulations related to security and privacy, and any actual or perceived failure to meet those obligations could harm our business.
- We rely on a limited number of suppliers, manufacturers, and logistics partners for our products. A loss of any of these partners could negatively affect our business.
- We have limited control over our suppliers, manufacturers, and logistics partners, which may subject us to significant risks, including the potential inability to produce or obtain quality products and services on a timely basis or in sufficient quantity.
- Increases in component costs, long lead times, supply shortages, and supply changes could disrupt our supply chain and have an adverse effect on our business, financial condition, and operating results.
- Some of our products and services contain open source software, which may pose particular risks to our proprietary software, technologies, products, and services in a manner that could harm our business.
- From time to time, we may be subject to legal proceedings, regulatory disputes, and governmental inquiries that could cause us to incur significant expenses, divert our management's attention, and materially harm our business, financial condition, and operating results.
- Our business is subject to the risk of earthquakes, fire, power outages, floods, and other catastrophic events, and to interruption by manmade problems such as terrorism.
- The outbreak of the COVID-19 coronavirus pandemic, or COVID-19, could have an adverse effect on our business, results of operations, and financial condition.
- Our smart building technology is subject to varying state and local regulations, which may be updated from time to time.
- We may fail to comply with import and export, bribery and money laundering laws, regulations and controls.
- Our operating results could be adversely affected if we are unable to accurately forecast customer demand for our products and services and adequately manage our inventory.
- If we are unable to sustain pricing levels for our software, services, and products, our business could be adversely affected.
- Insurance policies may not cover all of our operating risks and a casualty loss beyond the limits of our coverage could negatively impact our business.
- Downturns in general economic and market conditions and reductions in spending may reduce demand for our software, services, and products , which could harm our revenue, results of operations and cash flows.
- We may face exposure to foreign currency exchange rate fluctuations.